                                                                   Exhibit 4.22

                               TENTH AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

    As of December 5, 1997, the undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997, the second amendment thereto, dated June 30, 1997, the third amendment thereto, dated July 18, 1997, the fourth amendment thereto, dated July 31, 1997, the fifth Amendment thereto, dated August 1, 1997, the sixth amendment thereto, dated August 29, 1997, the seventh amendment thereto, dated September 30, 1997, the eighth amendment thereto, dated October 23, 1997, and the ninth amendment thereto, dated as of October 30, 1997, collectively, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

    Capitalized terms used but not defined in this Tenth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

    1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such
Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of the Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to the parties identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

    2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

    3. Protected Amounts. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated June 30, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Tenth Amendment, which Protected Amounts are reflected on Exhibit 1D attached hereto and shall be incorporated as part of Exhibit 1D of the Partnership Agreement. Any Protected Amounts established prior to the date hereof for the Additional Limited Partners admitted pursuant to this Tenth Amendment are hereby deleted and shall be replaced by the Protected Amounts established for such Additional Limited Partners pursuant to this Tenth Amendment as reflected on
Exhibit 1D attached hereto.

    4. Ratification. Except as expressly modified by this Tenth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

    IN WITNESS WHEREOF, the undersigned has executed this Tenth Amendment as of the date first written above.

                          FIRST INDUSTRIAL REALTY TRUST, INC., as sole general partner of the Partnership

                     By:  /s/ Michael Brennan
                          ------------------------------------------------------
                          Name:  Michael Brennan
                                 -----------------------------------------------
                          Title: Chief Operating Officer
                                 -----------------------------------------------

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS

GENERAL PARTNER                                                                                    NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
First Industrial Realty Trust, Inc...............................................................      30,892,739

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA Dec 29 92..................................        137,489
Charles T. Andrews...............................................................................            754
BK Columbus Venture..............................................................................         24,789
Blurton Revocable Family Trust...................................................................            598
James Bolt.......................................................................................          5,587
Harriett Bonn....................................................................................         28,804
Michael W. Brennan...............................................................................          7,587
Brothers Partnership.............................................................................          1,748
Robert Brown.....................................................................................          2,123
BSDK Enterprises.................................................................................          2,186
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock Childrens Education Trust
  UA Dec 20 94, FBO Benjamin Dure Bullock........................................................          1,400
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of the Bullock Childrens Education Trust
  UA Dec 20 94, FBO Christine Laurel Bullock.....................................................          1,400
Henry D. Bullock & Terri D. Bullock TR of the Henry D. & Terri D. Bullock Trust UA Aug 28 92.....         10,891
Edward Burger....................................................................................          9,261
Jan Burman.......................................................................................         18,653

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Susan Burman.....................................................................................        523,155
Calamer, Inc.....................................................................................          1,233
Irwin Carasso....................................................................................         17,192
Perry C. Caplan..................................................................................          1,388
CG Property Development..........................................................................         27,975
Cliffwood Development Company....................................................................         63,265
CLMM, LLC........................................................................................          3,825
Collins Family Trust.............................................................................        112,972
Kelly Collins....................................................................................          3,137
Michael Collins..................................................................................          9,390
Charles S. Cook and Shelby H. Cook, tenants in the entirety......................................            634
George L. Cramer, Jr.............................................................................          2,262
Michael G. Damone, TR of the Michael G. Damone Trust UA Nov 4 69.................................        144,296
Robert L. Denton.................................................................................          6,286
W. Allen Doane TR of the W. Allen Doane Trust UA May 31, 91......................................          4,416
Timothy Donohue..................................................................................          2,000
Darwin B. Dosch..................................................................................          1,388
Charles F. Downs.................................................................................          1,508
Greg & Christina Downs...........................................................................            474
Gregory Downs....................................................................................             48
Danielle Draizin.................................................................................          6,538
Heather Draizin..................................................................................          6,538
Jason Draizin....................................................................................         13,078

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Judith Draizin...................................................................................        331,742
Joseph Dresner...................................................................................        149,531
Ethel Road Associates, a New Jersey limited partnership..........................................         29,511
Farlow Road Associates Limited Partnership.......................................................          2,751
Fitz & Smith Partnership.........................................................................          3,410
Elizabeth Fitzpatrick............................................................................          3,800
Elizabeth Hutton Hagen Fitzpatrick...............................................................            607
Fourbur Co., L.L.C...............................................................................         27,987
Fourbur Family Co., L.P..........................................................................         50,478
David Fried......................................................................................          1,170
Gamma Three Associates Limited Partnership, a New Jersey limited partnership.....................          3,338
Gerlach Family Trust.............................................................................            874
Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the entirety................................          6,166
Timothy Gudim....................................................................................         11,823
Timothy & Melissa Gudim..........................................................................          3,285
Vivian Hack......................................................................................         22,522
Clay Hamlin & Lynn Hamlin JT TEN WROS............................................................         15,159
Turner Harshaw...................................................................................          1,132
Henry E. Dietz Trust UA Jan 16 81................................................................         36,476
Cathleen Hession.................................................................................          3,137
Highland Associates Limited Partnership..........................................................         69,039
Robert W. Holman Jr..............................................................................        150,134
Holman/Shidler Investment Corporation............................................................         22,079

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Robert Hood Living Trust Hood....................................................................          3,591
Steven B. Hoyt...................................................................................        220,000
Internal Investment Company......................................................................          3,016
Frederick K. Ito.................................................................................          3,880
The Jack Friedman Revocable Living Trust dated March 23, 1978....................................         26,005
Jayeff Associates Limited Partnership, a New Jersey limited partnership..........................         16,249
JE Partners......................................................................................          4,228
Michael W. Jenkins...............................................................................          3,831
Jernie Holdings Corp.............................................................................        180,499
John E. de Blockey, TR of the John E. De B Blockey Trust.........................................          8,187
Johnson Living Trust.............................................................................          1,078
Thomas J. Johnson, Jr. and Sandra L. Johnson, tenants in the entirety............................          2,142
JPG Investment...................................................................................            919
Nourhan Kailian..................................................................................          2,183
Charles Kendall, Jr..............................................................................            656
Thomas Kendall...................................................................................            546
Peter Kepic......................................................................................          9,261
Kirshner Family Trust #1.........................................................................         29,558
Kirshner Trust #4................................................................................         20,258
Kolpack MD Pension...............................................................................            994
Kozen Family LLC.................................................................................         33,031
Lambert Investment Corporation...................................................................         13,606
Paul T. Lambert..................................................................................         39,737

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Chester A. Latcham...............................................................................          2,493
Constance Lazarus................................................................................        417,961
Jerome Lazarus...................................................................................         18,653
Georgia Leonard..................................................................................            664
Robert Leonard III, GP...........................................................................          5,856
Steve Leonard....................................................................................         36,324
LGR Investment Fund Ltd..........................................................................         22,556
Duane Lund.......................................................................................            617
Malcolm Properties, L.L.C........................................................................         25,342
Craig R. Martin..................................................................................            754
Menlo Park Presbyterian Church...................................................................            230
Eileen Millar....................................................................................          2,880
Linda Miller.....................................................................................          2,000
The Milton Dresner Revocable Trust dated October 22, 1976........................................        149,531
Montrose Kennedy Associates, a New Jersey general partnership....................................          4,874
Peter Murphy.....................................................................................         56,184
Anthony Muscatello...............................................................................         81,654
Muskingum College................................................................................             20
Joseph Musti.....................................................................................          1,508
Dean A. Nachtigall...............................................................................         10,076
Adel Nassif......................................................................................          4,910
New Land Associates Limited Partnership, a New Jersey limited partnership........................          1,664
North Star Associates Limited Partnership........................................................         19,333

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Arden O'Connor...................................................................................         63,845
Peter O'Connor...................................................................................         66,181
Steven Ohren.....................................................................................         31,828
PAC II LLC.......................................................................................         17,356
Pacifica Holding Company.........................................................................         74,751
Princeton South at Lawrenceville LLC.............................................................          4,692
Pacifica Holding Company, a Colorado corporation.................................................      2,475,000
Jeffrey Pion.....................................................................................          2,879
Pipkin Family Trust..............................................................................          3,140
Princeton South at Lawrenceville One, a New Jersey limited partnership...........................          4,426
Eduardo Paneque..................................................................................          2,000
Partridge Road Associates Limited Partnership....................................................          2,751
Marilyn Rangel IRA...............................................................................            969
R.C.P. Associates, a New Jersey limited partnership..............................................          3,060
Jack F. Ream.....................................................................................          1,071
Glenn C. Rexroth and Linda A. Rexroth............................................................          2,142
James C. Reynolds................................................................................         38,697
Andre G. Richard.................................................................................          1,508
RJB Ford City Limited Partnership, an Illinois limited partnership...............................        158,438
RJB II Limited Partnership, an Illinois limited partnership......................................         40,788
Edward C. Roberts and Rebecca S. Roberts, tenants in the entirety................................          8,308
W.F.O. Rosenmiller...............................................................................            634
James Sage.......................................................................................          2,156

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Kathleen Sage....................................................................................          3,350
Sage Family Trust................................................................................         15,864
Edward Jon Sarama................................................................................            634
Shadeland Associates Limited Partnership.........................................................         42,976
Shadeland Corporation............................................................................          4,442
Sharpe Living Trust..............................................................................         12,055
Jay H. Shidler...................................................................................         65,118
Jay H. Shidler and Wallette A. Shidler, tenants in the entirety..................................          1,223
Shidler Equities LP..............................................................................        254,541
Siskel Family Partnership........................................................................         11,359
Siskel Revocable Trust...........................................................................         10,087
Suzanne Siskel...................................................................................          3,802
Michael B. Slade.................................................................................          2,829
David W. Smith, and Doris L. Smith, tenants in the entirety......................................            754
Gary L. Smith and Joyce A. Smith, tenants in the entirety........................................          1,508
Kevin Smith......................................................................................         13,571
Steve Smith......................................................................................            386
South Broad Company, a New Jersey limited partnership............................................         72,421
South Gold Company, a New Jersey general partnership.............................................         82,433
SRS Partnership..................................................................................          2,142
Robert Stein.....................................................................................         56,778
S. Larry Stein...................................................................................         56,778
Sterling Family Trust............................................................................          3,559

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Jonathan Stott...................................................................................        130,026
Suburban Roseland Associates, a Limited Partnership, a New Jersey limited partnership............          3,002
Thelma C. Gretzinger Trust.......................................................................            450
Michael T. Tomasz................................................................................         23,868
Barry L. Tracey..................................................................................          2,142
The UCLA Foundation--The Andersen School.........................................................             20
Van Brunt Associates, a New Jersey limited partnership...........................................         39,370
Van Gilder Family Partnership....................................................................          2,262
Gerald & Sharon Zuckerman........................................................................            615
Steve Walbridge..................................................................................            338
Richard Walker, Jr...............................................................................            963
William J. Mallen Trust..........................................................................          8,016
Women at the Well................................................................................             50
Worlds Fair Associates, a NewJersey general partnership..........................................          6,134
Worlds Fair III Associates, a New Jersey limited partnership.....................................         14,094
The Worlds Fair Office Associates, a New Jersey general partnership..............................          3,343
Worlds Fair Partners Limited Partnership, a New Jersey limited partnership.......................          1,664
The Worlds Fair V Associates, a New Jersey general partnership...................................          3,340
The Worlds Fair 25 Associates, a Limited Partnership, a New Jersey limited partnership...........         13,677
Gerald & Sharon Zuckerman........................................................................            615
Princeton South at Lawrenceville One, a New Jersey limited partnership...........................          4,426

LIMITED PARTNERS                                                                                   NUMBER OF UNITS
-------------------------------------------------------------------------------------------------  ---------------
Princeton South at Lawrenceville, L.L.C.,a New Jersey limited liability company..................          4,692
World's Fair Thirty, a New Jersey limited partnership............................................          1,442
Reyem Partners, L.P., a New Jersey limited partnership...........................................          8,489
Punia Co., L.L.C., a New Jersey limited liability company........................................          1,101

                                   EXHIBIT 1D

                               PROTECTED AMOUNTS

World's Fair Thirty, a New Jersey limited partnership...........................  $3,299,363
South Gold Company, a New Jersey general partnership............................  $1,454,639
Reyem Partners, L.P., a New Jersey limited partnership..........................  $ 133,618

                                                                      SCHEDULE 1

                                                                                                    CAPITAL
ADDITIONAL LIMITED PARTNERS                                                  NUMBER OF UNITS     CONTRIBUTION
---------------------------------------------------------------------------  ---------------  -------------------
World's Fair Thirty, a New Jersey limited partnership......................         2,543      $          88,180
South Gold Company, a New Jersey general partnership.......................        37,556      $    1,104,148.31
South Gold Company, a New Jersey general partnership.......................           366             N/A

                                                                      SCHEDULE 2

TRANSFEROR                                                   TRANSFEREE                     UNITS    CAPITAL ACCOUNT
-------------------------------------------  -------------------------------------------  ---------  ---------------
World's Fair Thirty, a New Jersey limited    Punia Co., L.L.C., a New Jersey limited
  partnership                                liability company                                1,101   $      38,180
South Gold Company, a New Jersey general     Reyem Partners, L.P., a New Jersey limited
  partnership                                partnership                                      8,489   $  249,577.03